Exhibit 99.1

SSA Global Reports Record Third Quarter 2005 Results

Record quarterly license fees and total revenue of $52.5 million and $180.4 million

Net income and operating cash flow up significantly

CHICAGO – June 9, 2005 – SSA Global™ (NASDAQ: SSAG), a leading provider of extended enterprise solutions and services, today announced financial results for the third quarter ended April 30, 2005.

“We are extremely pleased to enter the public market with such solid financial results. For the quarter, we generated double-digit growth versus last year, in both revenue and adjusted net income,” said Mike Greenough, chairman, president and CEO of SSA Global.

Total revenue for the third quarter rose to $180.4 million, an increase of 10 percent from $164.5 million in the third quarter of last year. Software license revenue was a record $52.5 million, up 27 percent from the third quarter last year. Software license revenue grew 16 percent organically and represented 29 percent of total revenue for the quarter.

During the third quarter, North America contributed 44 percent of total revenue, while Europe, Middle East and Africa (EMEA) contributed 41 percent, and Asia-Pacific/Japan (APJ) and Latin America contributed the remaining 15 percent. For the quarter ended April 30, 2005, 807 contracts were signed, including 40 new customers that represented 10 percent of license value associated with these contracts.

In April, the company released SSA ERPLX for the process manufacturing industry.  This coupled with SSA ERPLN released last July, for discrete manufacturers, provides the foundation for SSA Global’s go-forward and converged ERP product offering.

For the third quarter, the company reported GAAP net income of $9.2 million compared to $2.0 million for the third quarter of 2004.

On an adjusted basis, earnings grew 60 percent to $18.4 million or $0.26 per diluted share from $11.5 million or $0.16 per diluted share.  The third quarter of 2004 includes one-time acquisition integration costs of $6.6 million or $0.06 per diluted share.  (Adjusted earnings and earnings per diluted share excludes amortization of acquired intangibles, stock-based compensation expense, restructuring charges and benefits and includes an assumed 34 percent tax rate.)  For the quarter, EBITDA was $34.2 million or 19 percent of total revenue.

Cash and cash equivalents at the end of the quarter totaled $129 million and operating cash flow for the quarter totaled $43 million. Days Sales Outstanding (DSO) were 83, down from 97 days at January 31, 2005 and down from 98 days in the third quarter of 2004.

“Our license revenue growth is driven by our broad suite of products and our ability to solve our customers’ business issues.  We are a total solution provider,” added Greenough.

The Company will hold a conference call following the release after the close of market at 5:00 p.m. EDT.

Date:	Thursday, June 9, 2005
Time:	5:00 p.m. EDT
Dial in:	+1 (866) 800-8651 or outside the U.S.
+1 (617) 614-2704
Passcode:	54726538

On the call, senior management will review third quarter 2005 earnings and the outlook for the remainder of 2005.  Investors and analysts are invited to participate on the call.  Please dial in approximately ten minutes prior to start time.  A live audio-only webcast of the call will be made available to the public on the Company’s website at http://investor.ssaglobal.com  and will be archived for approximately three months following the call.

About SSA Global

SSA Global™ is a leading provider of extended ERP solutions for manufacturing, distribution, retail, services and public organizations worldwide. In addition to core ERP applications, SSA Global offers a full range of integrated extension solutions including corporate performance management, customer relationship management, product lifecycle management, supply chain management and supplier relationship management. Headquartered in Chicago, SSA Global has 63 locations worldwide and its product offerings are used by approximately 13,000 active customers in over 90 countries. For additional information, visit the SSA Global web site at www.ssaglobal.com.

SSA Global™ is the new corporate brand for product lines and subsidiaries of SSA Global Technologies, Inc. SSA Global, SSA Global Technologies and SSA GT are trademarks of SSA Global Technologies, Inc. Other products mentioned in this document are registered, trademarked or service marked by their respective owners.

Presentation of Non-GAAP Financial Measures
The non-GAAP financial measures presented in the text of this press release and accompanying supplementary financial information (also referred to as “adjusted” and “EBITDA”) represent the financial measures used by the Company’s management to evaluate the quarterly operating and cash flows performance of the Company and to conduct its business operations. These non-GAAP financial measures are also used by management to evaluate return on investment, income contribution and future impact to operating results of potential mergers and acquisitions. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to competitors’ operating results and the software industry in general. This non-GAAP financial information is provided as additional information for investors and is not in accordance with, or an alternative to, GAAP. In addition, the non-GAAP financial information provided may be different than similar measures used by other companies. However, the Company’s management believes these non-GAAP measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate the Company’s current and future prospects in the same manner as management if they so chose. A reconciliation of GAAP financial information to adjusted results and EBITDA has been provided in the financial statement tables that accompany this press release.

Forward-Looking Statements

These materials may contain “forward-looking statements”.  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “ will likely result,” or words or phrases with similar meaning.  All of these forward-looking statements are based on estimates and assumptions made by our management that, although we believe to be reasonable, are inherently uncertain.   Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.  We operate in a changing environment in which new risks can emerge from time to time.  It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy or actual results to differ materially from those contained in forward-looking statements.  Factors you should consider that could cause these differences include, among other things:

•                  General economic and business conditions, including exchange rate fluctuations in the United States and abroad;

•                  Our ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions;

•                  Our ability to maintain effective internal control over financial reporting;

•                  Our ability to attract and retain personnel, including key personnel;

•                  Our success in developing and introducing new services and products;

•                  Competition in the software industry, as it relates to both our existing and potential new customers.

For press inquiries, contact:

Maria Diecidue	Scott Goldberg
SSA Global	Edelman
(312) 258-6000	(312) 297-7414
maria.diecidue@ssaglobal.com	scott.goldberg@edelman.com

For investor inquiries, contact:

Dawn Drella

SSA Global

(312) 474-7694

dawn.drella@ssaglobal.com

SSA GLOBAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP

(in millions, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,		April 30,
	2005	2004	2005	2004
Revenue:
License fees	$52.5	$41.2	$144.9	$109.2
Support	86.4	81.3	258.7	239.6
Services and other	41.5	42.0	121.3	113.4
Total revenue	180.4	164.5	524.9	462.2

Operating expenses:
Cost of revenues:
Cost of license fees	7.5	4.7	19.7	14.3
Amortization of acquired technology	3.6	3.5	11.9	8.8
Cost of support, services and other	49.4	45.8	145.0	125.0
Sales and marketing	46.4	39.7	135.6	110.2
Research and development	26.6	24.4	76.3	70.3
General and administrative	19.5	26.9	62.1	67.7
Non-cash stock compensation expense	2.4	2.3	7.3	7.1
Amortization of intangibles	6.4	5.9	19.2	17.3
Restructuring charges (benefits)	0.1	0.1	(1.4)	1.4
Total operating expenses	161.9	153.3	475.7	422.1

Operating income	18.5	11.2	49.2	40.1

Interest expense, net	3.9	3.4	11.8	9.7
Other (income) expense	(0.8)	2.1	(2.0)	1.8
Income before income taxes	15.4	5.7	39.4	28.6
Provision for income taxes	6.2	3.7	15.8	12.9
Net income	9.2	2.0	23.6	15.7
Preferred stock dividends	7.9	7.3	23.3	21.3
Preferred stock dividends in excess of stated amount	11.1	8.8	32.5	36.8
Cash dividend paid to preferred stockholders	—	—	25.0	—
Distributed earnings - preferred stockholders	19.0	16.1	80.8	58.1
Net loss to common stockholders	$(9.8)	$(14.1)	$(57.2)	$(42.4)

Loss per common share:
Basic and diluted	$(2.05)	$(2.95)	$(11.95)	$(8.86)

Earnings per preferred share:
Basic and diluted	$6.33	$5.37	$26.93	$19.37

Weighted average common shares:
Basic and diluted	4.785	4.785	4.785	4.785

Weighted average preferred shares:
Basic and diluted	3.000	3.000	3.000	3.000

SSA GLOBAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - ADJUSTED (NON-GAAP)

(in millions, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	April 30,					April 30,
		% of		% of	%		% of		% of	%
	2005	Revenues	2004	Revenues	Inc (Dec)	2005	Revenues	2004	Revenues	Inc (Dec)

Revenue:

License fees	$52.5	29%	$41.2	25%	27%	$144.9	28%	$109.2	24%	33%
Support	86.4	48%	81.3	49%	6%	258.7	49%	239.6	52%	8%
Services and other	41.5	23%	42.0	26%	-1%	121.3	23%	113.4	24%	7%
Total revenue	180.4	100%	164.5	100%	10%	524.9	100%	462.2	100%	14%

Operating expenses:
Cost of revenues:
Cost of license fees	7.5	4%	4.7	3%	60%	19.7	4%	14.3	3%	38%
Cost of support, services and other	49.4	27%	45.8	28%	8%	145.0	28%	125.0	27%	16%
Sales and marketing	46.4	26%	39.7	24%	17%	135.6	26%	110.2	24%	23%
Research and development	26.6	15%	24.4	15%	9%	76.3	14%	70.3	15%	9%
General and administrative	19.5	11%	26.9	16%	-28%	62.1	12%	67.7	15%	-8%
Total operating expenses	149.4	83%	141.5	86%	6%	438.7	84%	387.5	84%	13%

Operating income	31.0	17%	23.0	14%	35%	86.2	16%	74.7	16%	15%

Interest expense, net	3.9	2%	3.4	2%	15%	11.8	2%	9.7	2%	22%
Other (income) expense	(0.8)	0%	2.1	1%	*	(2.0)	-1%	1.8	0%	*
Income before income taxes	27.9	15%	17.5	11%	59%	76.4	15%	63.2	14%	21%
Provision for income taxes	9.5	5%	6.0	4%	58%	26.0	5%	21.5	5%	21%
Net income	$18.4	10%	$11.5	7%	60%	$50.4	10%	$41.7	9%	21%

Earnings per common share:
Basic	$0.28		$0.17			$0.76		$0.63
Diluted	$0.26		$0.16			$0.71		$0.60

Weighted average common shares:
Basic	66.540		66.540			66.540		66.540
Diluted	71.396		70.087			71.484		69.359

* not meaningful

SSA GLOBAL TECHNOLOGIES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED (NON-GAAP) CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(Unaudited)

	Three Months Ended
	April 30,
	2005		2005	2004		2004
	GAAP	Adjustment	Non-GAAP	GAAP	Adjustment	Non-GAAP

Revenue:

License fees	$52.5	$—	$52.5	$41.2	$—	$41.2
Support	86.4	—	86.4	81.3	—	81.3
Services and other	41.5	—	41.5	42.0	—	42.0
Total revenue	180.4	—	180.4	164.5	—	164.5

Operating expenses:
Cost of revenues:
Cost of license fees	7.5	—	7.5	4.7	—	4.7
Amortization of acquired technology (1)	3.6	(3.6)	—	3.5	(3.5)	—
Cost of support, services and other	49.4	—	49.4	45.8	—	45.8
Sales and marketing	46.4	—	46.4	39.7	—	39.7
Research and development	26.6	—	26.6	24.4	—	24.4
General and administrative	19.5	—	19.5	26.9	—	26.9
Non-cash stock compensation expense (2)	2.4	(2.4)	—	2.3	(2.3)	—
Amortization of intangibles (1)	6.4	(6.4)	—	5.9	(5.9)	—
Restructuring charges (3)	0.1	(0.1)	—	0.1	(0.1)	—
Total operating expenses	161.9	(12.5)	149.4	153.3	(11.8)	141.5

Operating income	18.5	12.5	31.0	11.2	11.8	23.0

Interest expense, net	3.9	—	3.9	3.4	—	3.4
Other (income) expense	(0.8)	—	(0.8)	2.1	—	2.1
Income before income taxes	15.4	12.5	27.9	5.7	11.8	17.5
Provision for income taxes (4)	6.2	3.3	9.5	3.7	2.3	6.0
Net income	9.2	9.2	18.4	2.0	9.5	11.5
Preferred stock dividends (5)	7.9	(7.9)	—	7.3	(7.3)	—
Preferred stock dividends in excess of stated amount (5)	11.1	(11.1)	—	8.8	(8.8)	—
Cash dividend paid to preferred stockholders	—	—	—	—	—	—
Distributed earnings - preferred stockholders	19.0	(19.0)	—	16.1	(16.1)	—
Net income (loss) to common stockholders	$(9.8)	$28.2	$18.4	$(14.1)	$25.6	$11.5

Earnings (loss) per common share (5):
Basic	$(2.05)		$0.28	$(2.95)		$0.17
Diluted	$(2.05)		$0.26	$(2.95)		$0.16

Earnings per preferred share (5):
Basic and diluted	$6.33		$—	$5.37		$—

Weighted average common shares (5):
Basic	4.785	61.755	66.540	4.785	61.755	66.540
Diluted	4.785	66.611	71.396	4.785	65.302	70.087

Weighted average preferred shares (5):
Basic and diluted	3.000	(3.000)	—	3.000	(3.000)	—

SSA GLOBAL TECHNOLOGIES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED (NON-GAAP) CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

(in millions, except per share data)

(Unaudited)

	Nine Months Ended
	April 30,
	2005		2005	2004		2004
	GAAP	Adjustment	Non-GAAP	GAAP	Adjustment	Non-GAAP

Revenue:

License Fees	$144.9	$—	$144.9	$109.2	$—	$109.2
Support	258.7	—	258.7	239.6	—	239.6
Services and other	121.3	—	121.3	113.4	—	113.4
Total revenue	524.9	—	524.9	462.2	—	462.2

Operating expenses:
Cost of revenues:
Cost of license fees	19.7	—	19.7	14.3	—	14.3
Amortization of acquired technology (1)	11.9	(11.9)	—	8.8	(8.8)	—
Cost of support, services and other	145.0	—	145.0	125.0	—	125.0
Sales and marketing	135.6	—	135.6	110.2	—	110.2
Research and development	76.3	—	76.3	70.3	—	70.3
General and administrative	62.1	—	62.1	67.7	—	67.7
Non-cash stock compensation expense (2)	7.3	(7.3)	—	7.1	(7.1)	—
Amortization of intangibles (1)	19.2	(19.2)	—	17.3	(17.3)	—
Restructuring charges (benefits) (3)	(1.4)	1.4	—	1.4	(1.4)	—
Total operating expenses	475.7	(37.0)	438.7	422.1	(34.6)	387.5

Operating income	49.2	37.0	86.2	40.1	34.6	74.7

Interest expense, net	11.8	—	11.8	9.7	—	9.7
Other (income) expense	(2.0)	—	(2.0)	1.8	—	1.8
Income before income taxes	39.4	37.0	76.4	28.6	34.6	63.2
Provision for income taxes (4)	15.8	10.2	26.0	12.9	8.6	21.5
Net income	23.6	26.8	50.4	15.7	26.0	41.7
Preferred stock dividends (5)	23.3	(23.3)	—	21.3	(21.3)	—
Preferred stock dividends in excess of stated amount (5)	32.5	(32.5)	—	36.8	(36.8)	—
Cash dividend paid to preferred stockholders (5)	25.0	(25.0)	—	—	—	—
Distributed earnings - preferred stockholders	80.8	(80.8)	—	58.1	(58.1)	—
Net income (loss) to common stockholders	$(57.2)	$107.6	$50.4	$(42.4)	$84.1	$41.7

Earnings (loss) per common share (5):
Basic	$(11.95)		$0.76	$(8.86)		$0.63
Diluted	$(11.95)		$0.71	$(8.86)		$0.60

Earnings per preferred share (5):
Basic and diluted	$26.93		$—	$19.37		$—

Weighted average common shares (5):
Basic	4.785	61.755	66.540	4.785	61.755	66.540
Diluted	4.785	66.699	71.484	4.785	64.574	69.359

Weighted average preferred shares (5):
Basic and diluted	3.000	(3.000)	—	3.000	(3.000)	—

Footnotes - Adjustments:

(1)          Represents the amortization of intangible assets associated with acquisitions in fiscal 2002, 2003 and 2004, which includes acquired technology, customer lists and patents.

(2)      Represents non-cash stock-based compensation expense associated with stock options granted to certain employees on July 31, 2003. The Company will record a one-time non-cash charge of $8.6 million during the quarter ended July 31, 2005 for the difference between deferred stock compensation amortized on a straight basis and the amortization measured based on the actual vested shares upon consummation of our initial public offering.

(3)      Restructuring charges (benefits) include costs associated with SSA employee severance and facilities termination costs and adjustments to restructuring liabilities assumed in connection with acquisitions in fiscal 2002, 2003 and 2004 that occur more than twelve months subsequent to the consummation of the related acquisition.

(4)      Provision for income taxes is adjusted to 34% for all periods as this represents the Company’s long-term effective cash income tax rate. The Company’s expects its cash income tax rate to be less than 10% for fiscal 2005.

(5)      Gives effect to the issuance of common stock associated with the initial public offering of common stock as if it occurred at the beginning of the periods presented, including (a) conversion of preferred stock into 52.755 million shares of common stock,

(b) issuance of 9.000 million shares in the initial public offering and (c) inclusion of potentially dilutive securities in diluted earnings per common share that were anti-dilutive for historical reporting purposes.

SSA GLOBAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(in millions)

	April 30,	January 31,	July 31,
	2005	2005	2004
	(Unaudited)	(Unaudited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$128.9	$97.6	$106.1
Restricted cash	4.6	1.0	1.0
Accounts receivable, net	168.5	187.5	158.5
Deferred tax assets	14.3	10.3	7.7
Prepaid and other current assets	33.7	31.2	29.3
Total current assets	350.0	327.6	302.6

Non-current assets:
Property and equipment, net	18.7	14.9	14.2
Intangible assets, net	152.4	161.7	182.1
Goodwill	308.1	319.6	331.6
Deferred tax assets	5.1	4.4	3.0
Other	7.3	7.7	7.5
Total non-current assets	491.6	508.3	538.4

Total Assets	$841.6	$835.9	$841.0

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$2.0	$2.3	$2.7
Accounts payable and accrued liabilities	107.7	114.6	132.8
Accrued compensation and related benefits	65.2	61.9	56.4
Deferred revenue	214.0	216.1	202.6
Income taxes payable	5.5	5.7	3.6
Total current liabilities	394.4	400.6	398.1

Non-current liabilities:
Long-term debt	244.5	243.9	243.5
Other long term obligations	7.0	7.0	6.2
Deferred revenue	44.9	46.2	46.4

Total liabilities	690.8	697.7	694.2

Stockholders’ equity	150.8	138.2	146.8

Total Liabilities and Stockholders’ Equity	$841.6	$835.9	$841.0

SSA GLOBAL TECHNOLOGIES, INC AND SUBSIDIARIES

RECONCILIATION OF EBITDA TO NET CASH PROVIDED BY OPERATIONS

(in millions)

(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,		April 30,
	2005	2004	2005	2004

EBITDA (1)	$34.2	$22.8	$96.1	$77.0
Interest paid	(2.3)	(1.9)	(6.9)	(5.1)
Income taxes paid	(0.6)	(0.4)	(1.7)	(1.6)
Changes in working capital	11.8	2.6	(24.2)	(31.7)

Net cash provided by operations	$43.1	$23.1	$63.3	$38.6

(1)          Represents net income before interest, income taxes, options amortization, depreciation and amortization related to customer lists, patents, acquired technology and capitalized software development.